                                                                    Exhibit h(8)
                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------


     We, the undersigned members of the Board of Trustees of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, our true and lawful attorneys, with full power to them and each of them to sign, for us, and in our names and in the capacities indicated below, any and all registration statements of the New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to any and all such registration statements and amendments thereto.

     Witness our hands on the date set forth below.

          Signature                      Title                Date
          ---------                      -----                ----


      /s/ JOHN J. ARENA
----------------------------             Trustee         February 1, 2000
       John J. Arena


  /s/ EDWARD A. BENJAMIN
----------------------------             Trustee         February 1, 2000
     Edward A. Benjamin


     /s/ MARY ANN BROWN
----------------------------             Trustee         February 1, 2000
       Mary Ann Brown


    /s/  JOHN W. FLYNN
----------------------------             Trustee         February 1, 2000
       John W. Flynn



    /s/ NANCY HAWTHORNE
----------------------------             Trustee         February 1, 2000
      Nancy Hawthorne


     /s/ JOHN T. LUDES
----------------------------             Trustee         February 1, 2000
       John T. Ludes

   /s/ DALE ROGERS MARSHALL
----------------------------             Trustee         February 1, 2000
     Dale Rogers Marshall

                      (May be executed in counterparts.)

                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------

     I, the Chairman of the Board of Trustees, President, and Chief Executive Officer of New England Zenith Fund, hereby severally constitute and appoint, Peter H. Duffy, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 1st of February, 2000.



                                    /s/ ANNE M. GOGGIN
                                    --------------------
                                    Anne M. Goggin
                                    Chairman of the Board, President
                                    and Chief Executive Officer

                            NEW ENGLAND ZENITH FUND

                               POWER OF ATTORNEY
                               -----------------

     I, the Treasurer of New England Zenith Fund, hereby severally constitute and appoint, Anne M. Goggin, John F. Guthrie, Jr. and Thomas M. Lenz and each of them singly, my true and lawful attorneys, with full power to them and each of them to sign, for me, and in my name and in the capacities indicated below, any and all registration statements of New England Zenith Fund and any and all amendments thereto to be filed with the Securities and Exchange Commission, pursuant to the Securities Act of 1933 and/or the Investment Company Act of 1940, hereby ratifying and confirming my signature as it may be signed by my said attorneys to any and all such registration statements and amendments thereto.

     Witness my hand on the 1st of February, 2000.



                                    /s/ PETER H. DUFFY
                                    ------------------
                                    Peter H. Duffy
                                    Treasurer